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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 26, 1999 included in the New Era of Networks, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                       ARTHUR ANDERSEN LLP



Denver, Colorado
July 29, 1999